

Q4 2017 Earnings Call

February 27, 2018

Broadwind® ENERGY

Industry Data and Forward-Looking Statements Disclaimer

- Broadwind obtained the industry and market data used throughout this presentation from our own research, internal surveys and studies conducted by third parties, independent industry associations or general publications and other publicly available information. Independent industry publications and surveys generally state that they have obtained information from sources believed to be reliable, but do not guarantee the accuracy or completeness of such information. Forecasts are particularly likely to be inaccurate, especially over long periods of time. We are not aware of any misstatements in the industry data we have presented herein, but estimates involve risks and uncertainties and are subject to change based on various factors beyond our control.
- This presentation contains "forward-looking statements", as defined in Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include any statement that does not directly relate to a current or historical fact. Our forward-looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following: (i) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related extension, continuation or renewal of federal tax incentives and grants and state renewable portfolio standards; (ii) our customer relationships and efforts to diversify our customer base and sector focus and leverage customer relationships across business units; (iii) our ability to continue to grow our business organically and through acquisitions; (iv) the sufficiency of our liquidity and alternate sources of funding, if necessary; (v) our ability to realize revenue from customer orders and backlog; (vi) our ability to operate our business efficiently, manage capital expenditures and costs effectively, and generate cash flow; (vii) the economy and the potential impact it may have on our business, including our customers; (viii) the state of the wind energy market and other energy and industrial markets generally and the impact of competition and economic volatility in those markets; (ix) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities; (x) the effects of the recent change of administrations in the U.S. federal government; (xi) our ability to successfully integrate and operate the business of Red Wolf Company, LLC and to identify, negotiate and execute future acquisitions; and (xii) the potential loss of tax benefits if we experience an "ownership change" under Section 382 of the Internal Revenue Code of 1986, as amended. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors. We are under no duty to update any of these statements. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change.
- This presentation contains non-GAAP financial information. We believe that certain non-GAAP financial measures may provide users of this financial information with meaningful comparisons between current results and results in prior operating periods. We believe that these non-GAAP financial measures can provide additional meaningful reflection of underlying trends of the business because they provide a comparison of historical information that excludes certain infrequently occurring or non-operational items that impact the overall comparability. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, our reported results prepared in accordance with GAAP. Please see our earnings release dated February 27, 2018 for a reconciliation of certain non-GAAP measures presented in this presentation.

2017 Highlights

- Revenue of $147 million due to Tower weakness, offset by growth in other segments
- Acquired Red Wolf, LLC – diversified into natural gas turbine market – new and aftermarket
- Completed Abilene facility expansion providing important operating flexibility and increased production capacity
- Oil and gas markets remain strong; mining demand accelerating
- “Towers and Weldments” segment renamed “Towers and Heavy Fabrications” to reflect expanded manufacturing competencies and broader commercial strategy

Orders and Backlog

Orders – $M

	Q4 2016	Q4 2017	FY 2016	FY 2017	FY 2017 Book: Bill
Towers & Heavy Fabrications	$29.4	**$2.5**	$260.8	**34.9**	**.34**
Gearing	2.9	**7.4**	14.2	**36.9**	**1.42**
Process Systems	n/a	**2.4**	n/a	**15.8**	**.91**
Total	32.3	**12.3**	275.0	**87.6**	**.60**

- Tower orders weak in 2017 – tower order improvement and emerging demand for heavy fabrications for mining in 2018
- Strong Gearing orders from oil & gas customers
- Process Systems Book:Bill near 1 – new gas turbine orders and mining

Backlog – $M



350
300
250
200
150
100
50
-
Millions
Q1 12
Q1 13
Q1 14
Q1 15
Q1 16
Q1 17

- 12/31/17 backlog $138M
- Current multi-year tower order booked in 2016 supports baseload production through 2019

US Wind Market Update


Development Pipeline - GW
35
30
25
20
15
10
5
0
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
Under construction at QE
Adv. Development

Source: AWEA Q4 2017 Market Report


Evolving Forecast – GW Installations
13
12
11
10
9
8
7
6
2015a
2016a
2017e/a
2018e
2019e
2020e
Q4 2016 FC
Q4 2017 FC

Source: MAKE Global Wind Market Outlook Update

- Wind development pipeline remains robust – 34% increase vs. Q4 2016
- Adv. dev means turbines ordered, PPA signed or utility owned

- Slight shift of demand toward PTC-expiration year
- Post-PTC uncertainty remains for 2021 and beyond

Demand for US Gearing Remains Strong


US Gear Production*
6.0% CAGR
$M
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
2015a
2016a
2017a
2018e
2019e
2020e

*Excluding automotive

Sources: AGMA & IHS

US Gear Demand by Market	% of 2018 Market	2014-2016 CAGR	2017-2019 CAGR
Turbines/Power	10%	-11.2%	6.7%
Oil & Gas	5%	-24.5%	23.0%
Mining & Constr.	7%	-13.7%	11.0%
Other Industrial	78%	-6.8%	6.8%
US Total	100%	-8.6%	7.7%

Source: IHS Markit December 2017

- US market reached inflection point in 2016
- BWEN's gearing market generally growing faster
- BWEN's gearing plant configuration has been modified for improved efficiency and production flexibility

Global Gas Turbine Market


Global Gas Turbine Sales (Utility and IPP Class > 10MW)
# of Units > 10MW
Capacity (GW)
400
350
300
250
200
150
100
50
0
70
60
50
40
30
20
10
0
2012
2013
2014
2015
2016
2017
# of Units > 10MW
GW

Source: *McCoy Power Reports*

- Low power pricing environment has strained both new unit and aftermarket activity
- New unit deliveries in 2017 fell well short of PY and industry forecast, recent OEM earnings releases suggest weakness will persist through 2018
- Recent aftermarket activity does reflect signs of rebound, however at this point we anticipate lower demand for turbine upgrades to continue

BWEN Consolidated Financial Results

	Q4 16	Q4 17	FY 16	FY 17
Total Sales	$48.2	**$17.8**	$180.8	**$146.8**
Gross Profit	4.7	**-3.1**	18.1	**8.2**
Gross Profit %	*9.8%*	***-17.5%***	*10.0%*	***5.6%***
Operating Expense	4.1	**3.6**	16.2	**15.6**
Operating Income/(Loss)	0.6	**-6.7**	1.9	**-7.4**
% of sales	*1.2%*	***-37.6%***	*1.1%*	***-5.1%***
Adj. EBITDA	2.5	**-4.0**	9.6	**2.8**
% of sales	*5.2%*	***-22.2%***	*5.3%*	***1.9%***
EPS, Continuing	0.03	**-0.45**	0.09	**-0.21**

$M except as noted otherwise

- Q4 17 sales down from Q4 16 – lower tower sales volumes, partially offset by added Red Wolf sales and increased Gearing sales
- Operating loss for Q4 17 due to low tower volume, partially offset by reductions in manufacturing overhead and operating expenses
- Adj. EBITDA loss of $4.0 million in Q4 17 – weak tower results

Towers and Heavy Fabrications

	Q4 2016	Q4 2017	FY 2016	FY 2017
Orders ($M)	$29.4	**$2.5**	$260.8	**$34.9**
Towers Sold (#)	119	**9**	458	**272**
Revenue ($M)	42.3	**4.2**	160.2	**103.4**
Operating Inc/(Loss) ($M)	2.8	**-4.5**	12.8	**2.7**
-% of Sales	*6.6%*	***n/m***	*8.0%*	***2.6%***
EBITDA* ($M)	3.9	**-3.0**	17.2	**7.8**
- % of Sales	*9.2%*	***n/m***	*10.7%*	***7.5%***

* Reconciliation to non-GAAP measure included in Appendix



BWEN Annual Tower Sales
# of Towers Sold
500
450
400
350
300
250
200
150
100
50
0
2015
2016
2017

Q4 Results

- Tower orders remain weak – emerging demand for heavy fabrications for mining
- Q4 17 tower count drops to 9 as customers work down inventories
- Operating loss due to low tower volume, partially offset by lower manufacturing overhead and operating expense
- FY EBITDA margin 7.5%

2018 Objectives

- Diversify tower customer base and grow heavy fabrications business
- Cost out to offset margin pressure
- Build capabilities and customer base for heavy fabrications

Gearing

	Q4 2016	Q4 2017	FY 2016	FY 2017
Orders ($M)	$2.9	**$7.4**	$14.2	**$36.9**
Revenue ($M)	5.9	**8.5**	20.6	**26.0**
Operating (Loss)/ Income ($M)	-.2	**-.1**	-3.2	**-2.6**
EBITDA* ($M)	.5	**.6**	-.6	**-**

* Reconciliation to non-GAAP measure included in Appendix



Gearing Revenue by Market
50
45
40
35
30
25
20
15
10
5
0
2013
2014
2015
2016
2017
Oil & Gas
Mining
Wind
Industrial
Steel

Q4 Results

- Orders continue to be strong primarily from oil & gas customers
- Revenue up 44% in Q4 and 26% FY 2017
- Plant layout reconfigured to boost productivity
- Improved EBITDA in Q4 and FY 2017

2018 Objectives

- Optimize production flow through plants
- Continue diversification of customer base
- Achieve consistent operating pattern
- Generate positive operating income

Process Systems

	Q4 2016	Q4 2017	FY 2016	FY 2017
Orders ($M)	n/a	$2.4	n/a	$15.8
Revenue ($M)	n/a	5.1	n/a	17.4
Operating Profit/(Loss) ($M)	n/a	-.5	n/a	-2.3
EBITDA* ($M)	n/a	-	n/a	-.5

* Reconciliation to non-GAAP measure included in Appendix



Q4 Results

- Process Systems includes Abilene-based CNG, and Red Wolf as of Feb 1, 2017
- Q4 orders down sequentially

2018 Objectives

- Progress Red Wolf customer diversification
- Expand share with existing customers
- Exit CNG

Operating Working Capital (OWC)

OWC* Management

	12/31/16	12/31/17
DSO	22	70
Inv. Turns	8.2	5.0
DPO	33	44
Cash Conv. (days)	0	48
OWC $M	-0.8	11.3

*Operating Working Capital = Trade A/R + Inventories – Trade Payables – Customer Deposits

OWC* Historical Trend – cents/$ sales



$0.20
$0.15
$0.10
$0.05
$-
$(0.05)
Q1 2012
Q4 2012
Q3 2013
Q2 2014
Q1 2015
Q4 2015
Q3 2016
Q2 2017

- Tower customer payment cycle has shortened
- Q4 2017 statistics distorted by low tower mix

Balance Sheet and Capital Expenditures

	(In Millions) 12/31/2016	12/31/2017
Cash Assets	$ 21.9	$ 0.1
Accounts Receivable	11.9	13.6
Inventory	21.2	19.3
PPE	54.6	55.7
Other	8.1	23.7
Total Assets	*117.7*	*112.4*
Accounts Payable	15.9	11.8
Customer Deposits	18.0	9.8
Debt + Cap Leases	4.1	16.7
Other	11.1	8.1
Total Liabilities	*49.1*	*46.4*
Equity	*68.6*	*66.0*

Capital Expenditures (net)



% of sales 0.8%
3.4%
4.5%
$1.6
$6.2
$6.6
2015
2016
2017
Cap Ex Actual - $M

- Cash applied to balance on credit line
- CIBC (previously The Private Bank) $25M credit line had $12M of additional availability at quarter-end
- Capital expenditures totaled $6.6M in 2017 – above normal 2% of sales run rate due to Abilene expansion

2018 Guidance and Priorities

- Revenue recovers beginning Q1 2018
  - Revenue $28 – 30M
  - EBITDA ~ ($1M)
- Beginning with Q2, revenue of $40 million or above, return to positive EBITDA
- Visibility expected to improve as tower orders firm

Appendix

Consolidated	Three Months Ended December 31, 2017	Three Months Ended December 31, 2016	Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2016
Net Income/(Loss) from continuing operations	$ (6,928)	$ 406	$ (3,183)	$ 1,335
Interest Expense	214	194	798	625
Income Tax Provision/(Benefit)	11	14	(5,045)	(2)
Depreciation and Amortization	2,428	1,776	8,999	6,914
Share-based Compensation and Other Stock Payments	323	125	1,223	753
Adjusted EBITDA (Non-GAAP)	$ (3,952)	$ 2,514	$ 2,792	$ 9,625

Towers and Heavy Fabrications Segment	Three Months Ended December 31, 2017	Three Months Ended December 31, 2016	Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2016
Net (Loss)/Income	$ (4,207)	$ 1,772	$ 919	$ 8,510
Interest Expense/(Benefit)	26	5	89	26
Income Tax (Benefit)/Provision	(337)	1,001	1,666	4,286
Depreciation and Amortization	1,355	1,100	4,638	4,166
Share-based Compensation and Other Stock Payments	128	11	440	165
Adjusted EBITDA (Non-GAAP)	$ (3,035)	$ 3,889	$ 7,752	$ 17,153

Gearing Segment	Three Months Ended December 31, 2017	Three Months Ended December 31, 2016	Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2016
Net Income/(Loss)	$ (70)	$ (159)	$ (2,638)	$ (3,258)
Interest Expense	3	-	12	9
Income Tax Provision/(Benefit)	(4)	(3)	(6)	4
Depreciation and Amortization	583	627	2,430	2,546
Share-based Compensation and Other Stock Payments	64	17	178	106
Adjusted EBITDA (Non-GAAP)	$ 576	$ 482	$ (24)	$ (593)

Process Systems	Three Months Ended December 31, 2017	Three Months Ended December 31, 2016	Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2016
Net Income/(Loss)	$ (390)	$ -	$ (2,207)	$ -
Interest Expense	1	-	5	-
Income Tax Provision/(Benefit)	(78)	-	(88)	-
Depreciation and Amortization	428	-	1,706	-
Share-based Compensation and Other Stock Payments	20	-	53	-
Adjusted EBITDA (Non-GAAP)	$ (19)	$ -	$ (531)	$ -

Corporate and Other	Three Months Ended December 31, 2017	Three Months Ended December 31, 2016	Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2016
Net Income/(Loss)	$ (2,651)	$ (1,208)	$ 743	$ (3,917)
Interest Expense	184	189	692	590
Income Tax Provision/(Benefit)	430	(984)	(6,617)	(4,292)
Depreciation and Amortization	62	49	225	202
Share-based Compensation and Other Stock Payments	111	97	552	482
Adjusted EBITDA (Non-GAAP)	$ (1,864)	$ (1,857)	$ (4,405)	$ (6,935)

Broadwind Energy is a precision manufacturer of structures, equipment & components for clean tech and other specialized applications.







www.BWEN.com